                                                                   EXHIBIT 99(h)
                            IMPORTANT TAX INFORMATION

Under the Federal  income tax law, you are subject to certain  penalties as well as withholding  of tax at the  applicable  rate if you have not provided us with your correct social  security  number or other taxpayer  identification  number.
PLEASE READ THIS NOTICE CAREFULLY.

You (as a payee) are  required by law to provide us (as payer) with your correct taxpayer  identification  number.  If  you  are  an  individual,  your  taxpayer identification number is your social security number.  Otherwise,  your taxpayer identification  number is the employer  identification number issued by the IRS.
If you have not provided us with your correct  taxpayer  identification  number, you may be subject to a $50 penalty imposed by the Internal Revenue Service.  In addition,  interest,  dividends,  and other  payments that we make to you may be subject to backup withholding.

If backup  withholding  applies,  a payor is  required  to  withhold  at the IRS mandated  applicable  rate from  interest,  dividends and other payments made to you. Backup  withholding is not an additional tax. Rather,  the tax liability of persons  subject  to backup  withholding  will be  reduced  by the amount of tax withheld.  If  withholding  results in an  overpayment of taxes, a refund may be obtained.

Enclosed is a reply  envelope in which you must return the enclosed  Form W-9 to furnish us your correct name and taxpayer identification number. Please read the instructions below, sign and date the Form W-9 and return to us.

            INSTRUCTIONS FOR SUBSTITUTE FORM W-9 FOR CERTIFICATION OF
                         TAXPAYER IDENTIFICATION NUMBER
                         ------------------------------

(SELECTION REFERENCES TO    60-day period. Under        for backup withholding
THE INTERNAL REVENUE        option (1), a payer must    because you failed to
CODE.) PURPOSE OF FORM.-    backup withhold on any      report all your interest
A person who is required    withdrawals you make from   and dividends on your tax
to file an information      your account after 7        return (for reportable
return with the IRS must    business days after the     interest and dividends
obtain your correct TIN     requester receives this     only), or 4. You fail to
to report income paid to    form back from you. Under   certify to the requester
you, real estate            option (2), the payer       that you are not subject
transactions, mortgage      must backup withhold on     to backup withholding
interest you paid, the      any reportable interest     under (3) above (for
acquisition or              or dividend payments made   reportable interest and
abandonment of secured      to your account,            dividend accounts opened
property, or                regardless of whether you   after 1983 only), or 5.
contributions you made to   make any withdrawals. The   You fail to certify your
an IRA. Use Form W-9 to     backup withholding under    TIN. This applies only to
furnish your correct TIN    option (2) must begin no    reportable interest,
to the requester (the       later than 7 business       dividend, broker, or
person asking you to        days after the requester    barter exchange accounts
furnish your TIN) and,      receives this form back.    opened after 1983, or
when applicable, (1) to     Under option (2), the       broker accounts
certify that the TIN you    payer is required to        considered inactive in
are furnishing is correct   refund the amounts          1983. Except as explained
(or that you are waiting    withheld if your            in (5) above, other
for a number to be          certified TIN is received   reportable payments are
issued), (2) to certify     within the 60-day period    subject to backup
that you are not subject    and you were not subject    withholding only if (1)
to backup withholding,      to backup withholding       or (2) above applied.
and (3) to claim            during that period. NOTE:   Certain payees and
exemption from backup       WRITING "APPLIED FOR" ON    payments are exempt from
withholding if you are an   THE FORM MEANS THAT YOU     backup withholding and
exempt payee. Furnishing    HAVE ALREADY APPLIED FOR    information reporting.
your correct TIN and        A TIN OR THAT YOU INTEND    See PAYEES AND PAYMENTS
making the appropriate      TO APPLY FOR ONE IN THE     EXEMPT FROM BACKUP
certifications will         NEAR FUTURE. As soon as     WITHHOLDING, below and
prevent certain payments    you receive your TIN,       EXEMPT PAYEES AND
from being subject to       complete another Form       PAYMENTS under SPECIFIC
backup withholding. NOTE:   W-9, include your TIN,      INSTRUCTIONS, below, if
IF A REQUESTER GIVES YOU    sign and date the form,     you are an exempt payee.
A FORM OTHER THAN A W-9     and give it to the          PAYEES AND PAYMENTS
TO REQUEST YOUR TIN, YOU    requester. WHAT IS BACKUP   EXEMPT FROM BACKUP
MUST USE THE REQUESTER'S    WITHHOLDING?-Persons        WITHHOLDING-The following
FORM. HOW TO OBTAIN A       making certain payments     is a list of payees
TIN.-If you do not have a   to you are required by      exempt from backup
TIN, apply for one          the IRS to withhold at      withholding and for which
immediately. To apply,      the applicable rate from    no information reporting
get FORM SS-5,              payments that meet          is required. For interest
Application for a Social    certain conditions. This    and dividends, all listed
Security Number Card (for   is called "backup           payees are exempt except
individuals), from your     withholding." Payments      item (9). For broker
local office of the         that could be subject to    transactions, payees
Social Security             backup withholding          listed in (1) through
Administration, or FORM     include interest,           (13) and a person
SS-4, Application for       dividends, broker and       registered under the
Employer Identification     barter exchange             Investment Advisers Act
Number (for businesses      transactions, rents,        of 1940 who regularly
and all other entities),    royalties, nonemployee      acts as a broker as
from your local IRS         compensation, and certain   exempt. Payments subject
office. To complete Form    payments from fishing       to reporting under
W-9 if you do not have a    boat operators, but do      sections 6041 and 6041A
TIN, write "Applied for"    not include real estate     are generally exempt from
in the space for the TIN,   transactions. If you give   backup withholding only
sign and date the form,     the requester your          if made to payees
and give it to the          correct TIN, make the       described in items (1)
requester. Generally, you   appropriate                 through (7), except a
will then have 60 days to   certifications, and         corporation that provides
obtain a TIN and furnish    report all your taxable     medical and health care
it to the requester. If     interest and dividends on   services or bills and
the requester does not      your tax return, your       collects payments for
receive your TIN within     payments will not be        such services is not
60 days, backup             subject to backup           exempt from backup
withholding, if             withholding. Payments you   withholding or
applicable, will begin      receive will be subject     information reporting.
and continue until you      to backup withholding if:   Only payees described in
furnish your TIN to the     1. You do not furnish       items (2) through (6) are
requester. For reportable   your TIN to the             exempt from backup
interest or dividends       requester, or 2. The IRS    withholding for barter
payments, the payer must    notifies the requester      exchange transactions,
exercise one of the         that you furnished an       patronage dividend, and
following options           incorrect TIN, or 3. You    payments by certain
concerning backup           are notified by the IRS     fishing boat operators.
withholding during this     that you are subject to

(1) A corporation. (2) An   For details, see sections   services (including
organization exempt from    6041, 6041A(a), 6042,       attorney and accounting
tax under section 501(a),   6044, 6045, 6049, 6050A,    fees), and payments to
or an IRA, or a custodial   and 6050N, and their        certain fishing boat crew
account under section       regulations.                members. (5) MORTGAGE
403(b)(7). (3) The United   PENALTIES FAILURE TO        INTEREST PAID BY YOU,
States or any of its        FURNISH TIN.--If you fail   ACQUISITION OR
agencies or                 to furnish your correct     ABANDONMENT OF SECURED
instrumentalities. (4) A    TIN to a requester, you are PROPERTY, OR IRA
state, the District of      subject to a penalty of     CONTRIBUTIONS. --You are
Columbia, a possession of   $50 for each such failure   required to furnish your
the United States, or any   unless your failure is      correct TIN, but you are
of their political          due to reasonable cause     not required to sign the
subdivisions or             and not to willful          certification. (6) EXEMPT
instrumentalities. (5) A    neglect. CIVIL PENALTY      PAYEES AND PAYMENTS.--If
foreign government or any   FOR FALSE INFORMATION       you are exempt from
of its political            WITH RESPECT TO             backup withholding, you
subdivisions, agencies,     WITHHOLDING.--If you make   should complete this form
or instrumentalities. (6)   a false statement with no   to avoid possible
An international            reasonable basis that       erroneous backup
organization or any of      results in no of backup     withholding. Enter your
its agencies or             withholding, you are        correct TIN write
instrumentalities. (7) A    subject to a $500           "EXEMPT" on Form W-9,
foreign central bank of     penalty. CRIMINAL PENALTY   sign and date the form.
issue. (8) A dealer in      FOR FALSIFYING              If you are a nonresident
securities or commodities   INFORMATION.--Willfully     alien or foreign entity
required to register in     falsifying certifications   not subject to backup
the United States or a      or affirmations may         withholding, give the
possession of the United    subject you to criminal     requester a completed
States. (9) A futures       penalties including fines   FORM W-8, Certificate of
commission merchant         and/or imprisonment.        Foreign Status. (7) TIN
registered with the         SPECIFIC INSTRUCTIONS       "APPLIED FOR."--Follow
Commodity Futures Trading   NAME.--If you are an        the instructions under
Commission. (10) A real     individual, you must        How To Obtain a TIN, on
estate investment trust     generally provide the       page 1, sign and date
(11) An entity registered   name shown on your social   this form.
at all times during the     security card. However,     SIGNATURE.--For a joint
tax year under the          if you have changed your    account, only the person
Investment Company Act of   last name, for instance,    whose TIN is shown in
1940. (12) A common trust   due to marriage, without    Part I should sign the
fund operated by a bank     informing the Social        form. PRIVACY ACT
under section 584(a).       Security Administration     NOTICE.--Section 6109
(13) A financial            of the name change,         requires you to furnish
institution. (14) A         please enter your first     your correct TIN to
middleman known in the      name, the last name shown   persons who must file
investment community as a   on your social security     information returns with
nominee or listed in the    card and your new last      the IRS to report
most recent publication     name. If you are a sole     interest, dividends, and
of the American Society     proprietor, you must        certain other income paid
of Corporate Secretaries    furnish your individual     to you, mortgage interest
exempt from tax under       name and either your SSN    you paid, the acquisition
section 664 or described    or EIN. You may also        or abandonment of secured
in section 4947. Payments   enter your business name    property, or
of dividends and            on Form W-9. Enter your     contributions you made to
patronage dividends         name(s) as shown on your    an IRA. The IRS uses the
generally not subject to    social security card        numbers for
backup withholding          and/or as it was used to    identification purposes
include the following: o    apply for your EIN on       and to help verify the
Payments to nonresident     Form SS-4. SIGNING THE      accuracy of your tax
aliens subject to           CERTIFICATION.-- (1)        return. You must provide
withholding under section   INTEREST, DIVIDEND, AND     your TIN whether or not
1441. o Payments to         BARTER EXCHANGE ACCOUNTS    you are required to file
partnerships not engaged    OPENED BEFORE 1984 AND      a tax return. Payers must
in a trade or business in   BROKER ACCOUNTS             generally withhold the
the United States and       CONSIDERED ACTIVE DURING    applicable taxable
that have at least one      1983.--You are required     interest, dividend, and
nonresident partner. o      to furnish your correct     certain other payments to
Payments of patronage       TIN, but you are not        a payee who does not
dividends not paid in       required to sign the        furnish a TIN to a payer.
money. o Payments made by   certification. (2)          Certain penalties may
certain foreign             INTEREST, DIVIDEND,         also apply.
organizations. o Payments   BROKER AND BARTER
of interest generally not   EXCHANGE ACCOUNTS OPENED    WHAT NAME AND NUMBER TO
subject to backup           AFTER 1983 AND BROKER       GIVE THE REQUESTER
withholding include the     ACCOUNTS CONSIDERED         ----------------------------------
following: o Payments of    INACTIVE DURING             FOR THIS TYPE     GIVE NAME AND
interest on obligations     1983.--You must sign the    OF ACCOUNT:       SSN OF:
issued by individuals.      certification or backup     ----------------------------------
NOTE: YOU MAY BE SUBJECT    withholding will apply.     1. Individual     The individual
TO BACKUP WITHHOLDING IF    If you are subject to
THIS INTEREST IS $600 OR    backup withholding and      2. Two or more    The actual owner
MORE AND IS PAID IN THE     you are merely providing    individuals       of the account
COURSE OF THE PAYER'S       your correct TIN to the     (joint account)   or, if combined
TRADE OR BUSINESS AND YOU   requester, you must cross                     funds, the first
HAVE NOT PROVIDED YOUR      out item (2) in the                           individual on
CORRECT TIN TO THE PAYER.   certification before                          the account(1)
o Payments of tax-exempt    signing the form. (3)
interest (including         REAL ESTATE                 3. The Custodian  The minor(2)
exempt-interest dividends   TRANSACTIONS.--You must     account of a
under section 852). o       sign the certification.     minor (Uniform
Payments described in       You may cross out item      Gift to Minors
section 6049(b)(5) to       (2) of the certification.   Act)
nonresident aliens. o       (4) OTHER PAYMENTS.--You
Payments on tax-free        are required to furnish     4. a. The usual   The grantor-
covenant bonds under        your correct TIN, but you   revocable         trustee(1)
section 1451. o Payments    are not required to sign    savings trust
made by certain foreign     the certification unless    (grantor is also
organizations. o Mortgage   you have been notified of   trustee)
interest paid by you.       an incorrect TIN. Other     b. So-called      The actual
Payments that are not       payments include payments   trust account     owner(1)
subject to information      made in the course of the   that is not a
reporting are also not      requester's trade or        legal Or valid
subject to backup           business for rents,         trust under
withholding.                royalties, goods (other     state law
                            than bills for
                            merchandise), medical and   5. Sole           The owner(3)
                            health care services,       proprietorship
                            payments to a nonemployee   ----------------------------------
                            for

----------------------------------
FOR THIS TYPE     GIVE NAME AND
OF ACCOUNT:       EIN OF:
----------------------------------
6. Sole           The owner(3)
proprietorship

7. A valid        Legal entity(4)
trust, estate, or
pension trust

8. Corporate      The corporation

9. Association,   The organization
club religious,
charitable,
educational, or
other tax-exempt
organization

10. Partnership   The partnership

11. A broker or   The broker or
registered        nominee
nominee

12. Account with  The public entity
the Department of
Agriculture in
the name of a
public entity
(such as a state
or local
government,
school district,
or prison) that
receives
agricultural
program payments

----------------------------------

1 List first and circle the name of
  the person whose number you
  furnish.
2 Circle the minor's name and
  furnish the minor's social
  security number.
3 Show the individual's name. See
  item 5 or 6. You may also enter
  your business name.
4 List first and circle the name of
  the legal trust, estate, or
  pension trust. (Do not furnish
  the identification number of the
  personal representative or
  trustee unless the legal entity
  itself is not designated in the
  account title.)
  NOTE: IF NO NAME IS CIRCLED WHEN
  THERE IS MORE THAN ONE NAME, THE
  NUMBER WILL BE CONSIDERED TO BE
  THAT OF THE FIRST NAME LISTED.